UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2015

Item 1. Report to Stockholders.

Annual Report

For the Year Ended March 31, 2015

Osterweis Fund

Osterweis Strategic Income Fund

Osterweis Strategic Investment Fund

Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing. These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

P/E ratio is the valuation ratio of a company’s current share price compared to its per-share earnings.

Velocity of Money is the ratio of nominal gross domestic product (GDP) to a measure of the money supply. It can be thought of as the rate of turnover in the money supply (the number of times one dollar is used to purchase final goods and services included in GDP).

M2 is a measure of money supply that includes cash and checking deposits (M1) as well as near money. “Near money” in M2 includes savings deposits, money market mutual funds and other time deposits, which are less liquid and not as suitable as exchange mediums but can be quickly converted into cash or checking deposits.

CAPE (cyclically adjusted price-to-earnings) ratio. Also known as the Shiller ratio: The numerator of the CAPE is the real (inflation-adjusted) price level of the S&P 500 Index and the denominator is the moving average of the preceding 10 years of the S&P 500 Index’s real reported earnings, where the U.S. Consumer Price Index is used to adjust for inflation.

Earnings yield is the inverse of the P/E ratio.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Funds are distributed by Quasar Distributors, LLC. [14715]

Table of Contents

Letter from the Chief Investment Officer and the President	2

Manager Reviews, Fund Overviews and Schedules of Investments

Osterweis Fund
Portfolio Managers’ Review	5
Fund Overview	6
Schedule of Investments	7

Osterweis Strategic Income Fund
Portfolio Managers’ Review	9
Fund Overview	11
Schedule of Investments	12

Osterweis Strategic Investment Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19

Osterweis Institutional Equity Fund
Portfolio Managers’ Review	24
Fund Overview	25
Schedule of Investments	26

Financial Statements

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets
Osterweis Fund	30
Osterweis Strategic Income Fund	31
Osterweis Strategic Investment Fund	32
Osterweis Institutional Equity Fund	33

Financial Highlights
Osterweis Fund	34
Osterweis Strategic Income Fund	35
Osterweis Strategic Investment Fund	36
Osterweis Institutional Equity Fund	37

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	48

Expense Example	49

Trustees and Executive Officers	51

Additional Information	53

Privacy Notice	54

Letter from the Chief Investment Officer and the President

April 21, 2015

Dear Investors,

In early 2015 global financial markets continued to be buoyed by a combination of low interest rates, central bank liquidity and positive, albeit modest, economic growth. For some time we have been talking about the “Goldilocks” backdrop of slow growth, low inflation and low interest rates that has been very rewarding for financial assets. In general, our assessment is that the U.S. economy is well positioned to deliver several more years of reasonable, low inflation growth paced by a stronger consumer, a stronger dollar and weak commodity prices. Our expectation is that this outlook should prove to be supportive of equity markets over the next 12-24 months. The outlook for fixed income is more nuanced with reasonable return prospects in shorter-term non-investment grade corporate bonds but little to no return possible in investment grade. We note that near-term, a stronger dollar coupled with sharply lower earnings for energy companies could lead to several quarters of lower earnings for the S&P 500 Index (S&P 500). The companies most likely to show near-term earnings weakness will obviously be those U.S. companies with large non-U.S. dollar revenues, as well as energy companies. It is possible that U.S. equities will react negatively to near-term earnings softness, but looking out to the back half of 2015 and 2016, we would expect further strengthening in the consumer sector of the U.S. economy to restore both earnings growth and investor confidence in the resiliency of corporate profits and the economic recovery.

Plunging energy prices and a sharply stronger dollar have dominated the news so far in 2015. Both developments should help support U.S. consumer spending and contribute to keeping inflation and interest rates low. There is a near-term downside, however, to both lower energy prices and a stronger dollar, leading some observers to take a more cautious stance on equities. This bearish view is predicated on the fact that the oil and gas industry in the U.S. has been responsible for a disproportionate share of U.S. employment and capital spending growth over the past three to four years. Now, the collapse in oil and gas prices over the past six to nine months is leading to a sharp contraction in exploration and development in every major energy-producing region in the U.S. This is leading to layoffs and an average 41% reduction in capital spending by oil companies. Our more constructive view is that while these cuts will dampen economic prospects in certain parts of the country, the U.S. economy overall should benefit from lower energy prices. Furthermore, if the dust settles in 2016-17, we think oil and gas prices could rebound from current levels and the U.S. energy sector will see renewed growth. Our best guess is that prices will likely rebound to a “new normal” level, down materially from the $90-$110 level that persisted in the 2011-2014 time period. The simple fact is that the world will most likely need new energy supplies over the next five to ten years. At these new normal levels, oil and gas prices should prove high enough for U.S. producers to resume increased drilling activity leading to production growth; but they should not stress the consumer and arrest the economic recovery.

The other issue that continues to make headlines is the ongoing obsession the financial markets have with the timing and magnitude of the Federal Reserve’s (the Fed’s) rate hike. As with any issue, there are bulls and bears. The bears would argue that the current bull market in both stocks and bonds will come to an end with the first rise in the fed funds rate. Some bears would go even further and say that there is a risk that the Fed might both push the stock market into a major bear market and drive the broader economy into recession similar to what happened when the Fed tightened prematurely in 1937; however, after the initial sell-off, the markets actually did quite well in the years that followed. Our sense is that the current Fed is highly attuned to the risk of tightening too soon and too much. With inflation still low, the dollar strong, labor participation rates still low and housing starts far below historical levels, we think the Fed is unlikely to aggressively tighten any time soon. Rather, we expect the Fed may begin tightening later this year with very small increases at first. These first few rate increases will represent a measured attempt to restore rates to more normal levels without slowing the economy. If this proves to be the case, we think that we may see some short-term volatility in equity and fixed income markets, but the stock market is likely to shrug off the initial rate increases when they eventually do come.

The timing and pace of Fed tightening will ultimately be determined by the strength of the U.S. economy and inflationary pressures. This brings us back to a focus on evaluating the fundamentals supporting continued growth in the U.S. In the U.S., consumer spending is responsible for close to 70% of gross domestic product (GDP) and hence plays a disproportionate role in determining the health and rate of growth of the economy. As we look over the past six years, there is much to be happy about as it relates to the U.S. consumer. In March 2009, the U.S. unemployment rate stood at

Letter from the Chief Investment Officer and the President

8.7%, on its way to 10.0% later in the year. Today, the unemployment rate is 5.5% and is trending lower. There are also indications that Americans are starting to re-enter the labor force, which should drive the labor participation rate higher from the current low of 62.8%. In a related development, we’re seeing close to 4% growth in disposable incomes. Additionally, some of the largest retailers are announcing hourly wage increases and it is likely that other major employers of hourly workers will follow suit.

As the job picture has improved dramatically, the consumer has also been able to borrow more. Last year consumer credit balances grew by 7% as compared to a decline of almost 4% in the recession of 2009. All in all, outstanding consumer credit balances (excluding mortgage debt) have grown by approximately 30% since the end of 2009. In fact, the decline in mortgage debt has allowed the consumer to borrow more for other activities, including education and consumption, without increasing his or her overall liabilities. And, of course, this credit is obtained by consumers at historically low interest rates.

The U.S. consumer is also seeing significant improvement on the asset side of the ledger.  Home prices and stock prices have rebounded off of their recessionary lows. To put all of this in simple terms: the U.S. consumer is enjoying a much stronger job market, has access to credit, has a stronger personal balance sheet (thanks to recovery in housing and stock markets) and is benefitting from lower energy and import prices. It is no wonder that consumer confidence has rebounded and remains at high levels.

All of these positive trends for the consumer are happening against a benign inflationary backdrop. Wage inflation is low, at least for now. The velocity of money (as measured by M2), is also at the lowest level since the measurement began in late 1950s. Low velocity is associated with a non-inflationary environment. Recent increases in the value of the dollar and decreases in oil prices are also generally viewed as non-inflationary.

It is important to ask what could bring this happy state of affairs to an end. Over the past six years, while the U.S. consumer was trying to delever, the U.S. government borrowed at a rate previously only seen during the world wars of the 20th century, leaving total U.S. debt to GDP at 102% compared to 64% at the start of 2008. Today, we are in uncharted waters with government debt high and interest rates extremely low. The Fed has purchased much of the debt that the U.S. government issued over the past few years as part of its Quantitative Easing (QE) programs. Regardless of who holds the debt, if interest rates were to move much higher and do so quickly, the interest expense burden on the U.S. government budget would rise materially, resulting in larger deficits. This could make it harder for the government to attract buyers of debt, which in turn could drive interest rates even higher. The resulting financial strain on government finances could lead to a credit crunch on both consumers and businesses. Tightening credit conditions and rising interest rates may also arise if markets perceive that the Fed is moving too slowly in the face of escalating wage rates. Finally, it is possible that further strength in the dollar in combination with slowing economic growth abroad could lead to such a severe deterioration in our trade balance that the economy could stall. We think this is an unlikely scenario given how small international trade is as a percent of U.S. GDP.

Shifting to the stock market, the S&P 500 is trading at the higher end of its historic valuation range measured across a variety of metrics. It’s trading at an ~18x price-to-earnings (P/E) ratio (vs. its 20-year average of ~19x and 10-year average of ~16x). Using the cyclically adjusted price-to-earnings ratio (CAPE), the market trades at 28x vs. a 17x long-term average. Adjusting, however, for the present unusually low interest rate environment and with the backdrop of benign economic conditions, the valuation of equities today appears more reasonable and actually could move even higher. Given that near-term interest rates are virtually at zero, the implied 5.5% equity earnings yield (the inverse of the current 18x P/E ratio) appears reasonably attractive. While this virtuous relationship between low interest rates and ever increasing equity valuations will probably not last forever, in an environment of continued slow growth and low inflation, interest rates are likely to rise only moderately and equity valuations may remain in the upper part of their historic range.

Taking all of this into account, in terms of equities, we remain vigilant as to the ever-present threats to capital while at the same time continuing the search for unusually attractive investment opportunities. We recognize the uncertainties inherent in any economic or market forecast and we are not betting the farm on any particular economic view. We continue to seek misunderstood and undervalued businesses with good or improving fundamentals, one company at a time. This is what we do in all markets, whether bull or bear.

Letter from the Chief Investment Officer and the President

Looking at fixed income, we continue to focus our efforts on finding bonds that we think can deliver solid returns without taking undue interest rate or duration risk. The investment grade sector of the market is not currently appealing due to its very low yields and high interest rate risk. Given the available options, our view is that shorter-term, high yield bonds in fundamentally sound companies currently offer the most attractive balance of risk and reward.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to please email contact@osterweis.com or call (415) 800-3316 to be added to our distribution list. Also, for our direct shareholders we will be launching online statements later this year.  Please look for more information in your upcoming statements.

Sincerely,

John	Matt

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

Osterweis Fund (the “Fund”) generated a 8.70% total return for the one-year period ending March 31, 2015, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 12.73% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the first fiscal quarter the equity market, as measured by the S&P 500, posted strong returns. Then in the second and third fiscal quarters, global growth slowed, the dollar rallied sharply, commodities (especially oil) collapsed and money moved to lower risk assets. This meant that money moved from high yield bonds to investment grade bonds, from emerging markets to U.S. equities and from small cap stocks to large cap. In this environment, the S&P 500 outperformed many other equity indices. Even within the S&P 500 we saw performance concentrate among a relatively few stocks.  In the fourth fiscal quarter the S&P 500 posted a small gain and most other markets rebounded.

Portfolio Review

In the first fiscal quarter, the Fund outperformed a strong S&P 500. Then during the second and third fiscal quarters, the Fund lagged as money flowed into a small number of the very largest blue chip U.S. equities. This flow of money propelled the S&P 500 to outperform most other asset classes. Our exposure to non-index, smaller-cap and non-U.S. equities accounted for a significant portion of the Fund’s underperformance during these two quarters. In the fourth fiscal quarter, however, the Fund posted very strong performance and made up for some of that lost ground as developments in a number of our holdings drove stronger earnings and cash flow than the market expected.

During the fiscal year, the Fund continued to remain relatively fully invested with an average equity exposure of 94%. Nonetheless, the small cash position accounted for about one-third of the Fund’s underperformance versus the S&P 500.

Outlook & Portfolio Positioning

It appears that the “Goldilocks” economic backdrop of low growth and low inflation remains intact in 2015 and may continue to support rising equity markets. Despite headlines that raise concerns about fallout from low energy prices, potential Federal Reserve action and effects of the strong U.S. dollar, we think the U.S. is well positioned for continued growth in the coming year. We believe the strength of the U.S. consumer should help drive that growth. Additionally, while valuations are not cheap, we think a low inflation, low interest rate environment could support continued multiple expansion from here.

While we think having a point of view on the market’s fundamentals is important, we recognize that there are many risks that could prove our forecast wrong. This is why our primary focus is and always has been trying to identify companies that are trading at attractive prices with earnings and growth prospects that are not currently understood by the market. That is how we strive to create value for our shareholders in both up and down markets. Today, even in an aging bull market, our team continues to find interesting new investment ideas in companies with intriguing internal dynamics that could drive earnings and cash flow growth even in a slowly growing economy.

____________________

Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2015

					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	8.70%	11.66%	7.76%	6.56%	11.30%
S&P 500 Index	12.73	14.47	8.01	4.15	9.34

Expense Ratio as of 3/31/2015: 0.98%
Gross Expense Ratio as of 3/31/2014: 1.01%1
1	As of most recent Prospectus dated June 30, 2014.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling  (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

Growth of $10K (Ten Years Ending 3/31/2015)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2005 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	5.4%
Charter Communications, Inc. – Class A	3.8
Air Lease Corp.	3.8
Crown Holdings, Inc.	3.6
American Water Works Co., Inc.	3.3
Magellan Midstream Partners L.P.	3.3
Teleflex, Inc.	3.1
Johnson & Johnson	3.0
Alleghany Corp.	3.0
Enterprise Products Partners L.P.	2.9
Total	35.2%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2015

Shares		Value
Common Stocks: 77.8%

Aerospace & Defense: 4.2%
178,250	Boeing Co.	$26,751,760
381,800	Triumph Group, Inc.	22,801,096
		49,552,856

Beverages: 2.5%
262,160	Diageo Plc – ADR	28,987,031

Consumer Finance: 1.9%
289,715	American Express Co.	22,632,536

Containers & Packaging: 6.0%
795,975	Crown Holdings, Inc.1	42,998,569
1,166,225	Owens-Illinois, Inc.1	27,196,367
		70,194,936

Diversified Financial Services: 2.2%
1,054,720	PHH Corp.1,2	25,492,582

Electric Utilities: 2.1%
483,100	NRG Yield, Inc. – Class A	24,507,663

Food Products: 1.8%
520,775	Unilever NV – NYRS	21,747,564

Gas Utilities: 0.8%
391,820	Questar Corp.	9,348,825

Health Care Equipment & Supplies: 3.1%
303,685	Teleflex, Inc.	36,694,259

Health Care Providers & Services: 1.8%
480,750	HealthSouth Corp.	21,326,070

Household Durables: 2.3%
1,766,590	TRI Pointe Homes, Inc.1	27,258,484

Insurance: 3.0%
71,745	Alleghany Corp.1	34,939,815

Internet & Catalog Retail: 3.9%
1,120,325	Liberty Interactive Corp. – Class A1	32,702,287
309,885	Liberty Ventures – Series A1	13,018,269
		45,720,556

Internet Software & Services: 5.8%
554,375	Ebay, Inc.1	31,976,350
30,565	Google, Inc. – Class A1	16,954,405
35,969	Google, Inc. – Class C1	19,711,012
		68,641,767

Media: 9.3%
230,190	Charter Communications,
	Inc. – Class A1	44,451,991
709,930	Cinemark Holdings, Inc.	31,996,545
487,300	Viacom, Inc. – Class B	33,282,590
		109,731,126

Oil, Gas & Consumable Fuels: 2.5%
146,026	California Resources Corp.	1,111,258
388,080	Occidental Petroleum Corp.	28,329,840
		29,441,098

Pharmaceuticals: 15.4%
109,065	Actavis Plc1	32,459,925
192,080	Bayer AG – ADR	28,862,901
347,495	Johnson & Johnson	34,957,997
219,850	Novartis AG – ADR	21,679,409
319,653	Valeant Pharmaceuticals
	International, Inc.1	63,489,479
		181,449,711

Specialty Retail: 1.6%
335,270	Cabela’s, Inc.1	18,768,415

Thrifts & Mortgage Finance: 0.5%
597,995	Stonegate Mortgage Corp.1,2,3	6,470,306

Trading Companies & Distributors: 3.8%
1,174,676	Air Lease Corp.	44,332,272

Water Utilities: 3.3%
729,180	American Water Works Co., Inc.	39,528,848

Total Common Stocks
(Cost $581,763,807)		916,766,720

Partnerships & Trusts: 11.6%

Oil, Gas & Consumable Fuels: 11.6%
998,985	Cone Midstream Partners L.P.2,3	17,392,329
1,047,680	Enterprise Products Partners L.P.	34,500,103
511,869	Magellan Midstream Partners L.P.	39,265,471
1,127,855	Plains GP Holdings L.P. – Class A	31,997,246
545,510	VTTI Energy Partners L.P.2,3	13,539,558
		136,694,707
Total Partnerships & Trusts
(Cost $81,165,389)		136,694,707

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2015

Shares		Value
Real Estate Investment Trusts: 6.4%

361,185	Digital Realty Trust, Inc.	$23,823,763
1,880,380	New Residential Investment Corp.	28,262,111
1,413,000	New Senior Investment
	Group, Inc.2	23,498,190
		75,584,064
Total Real Estate Investment Trusts
(Cost $69,236,442)		75,584,064

Short-Term Investments: 3.3%

38,708,944	Federated U.S. Treasury
	Cash Reserves, 0.005%4	38,708,944
Total Short-Term Investments
(Cost $38,708,944)		38,708,944

Total Investments in Securities: 99.1%
(Cost $770,874,582)		1,167,754,435

Other Assets in Excess of Liabilities: 0.9%		10,412,516

Total Net Assets: 100.0%		$1,178,166,951

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
3	A portion of this security is considered illiquid. As of March 31, 2015, the total market value of illiquid securities was $37,402,193 or 3.2% of net assets.
4	Annualized seven-day yield as of March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ended March 31, 2015, Osterweis Strategic Income Fund (the “Fund”) generated a total return of 1.12%, trailing its benchmark, the Barclays U.S. Aggregate Bond Index (the “BC Agg”), which generated a total return of 5.72% over the same period. (Please see standardized performance in the table following this review.)

Market Review

This past fiscal year in the fixed income market was interesting, to say the least. We saw traditional relationships between equity and high yield performance diverge and Treasuries rally despite an improving U.S. economy. In a surprise move, Saudi Arabia let oil prices slide to very low levels by refusing to play its traditional role of swing producer. Late in the second fiscal quarter and into the third, the high yield market, particularly energy-related names, felt the pain of the collapse in energy prices. Additionally, some large bond investors and Exchange Traded Funds (ETFs) were forced to sell due to sector allocation shifts back to more traditional core fixed income, reversing actions taken a year ago. This put additional pressure on the high yield market in general. Then in the fourth fiscal quarter we saw a rally in both oil prices and the high yield market.

Portfolio Review

During the fiscal year, the Fund’s non-investment grade (high yield) holdings were the primary contributors to absolute performance; however, this in addition to the Fund’s defensive duration positioning hampered returns relative to the benchmark.

High yield bonds, which are typically positively correlated to equity movements given their sensitivity to the health of the economy, underperformed investment grade bonds during the fiscal year as investors continued to focus on perceived safety despite extremely low yields. This was particularly evident in the second and third fiscal quarters when the Fund’s high yield holdings felt the price pressure related to the rapid decline in energy prices. In fact, much of the Fund’s underperformance was due to the oil related sell-off in these two quarters, despite our low exposure to the sector. Over the fiscal year, our high yield securities as a whole produced a positive return, but lagged the benchmark. Consequently, given the Fund’s significant weight in high yield, this sector detracted notably from relative returns. During the period, the Fund’s high yield weighting averaged 85%, ranging from 77% to 91%. The benchmark does not contain any high yield bonds.

During the fiscal year, shorter term Treasury yields in general increased slightly, while longer term yields headed in the opposite direction and ended the period much lower. As bond prices generally fall when yields rise and vice versa, this means that the Fund’s shorter duration positioning compared to the benchmark was a detractor from relative performance.

Outlook & Portfolio Positioning

There are still more questions than answers when it comes to the timing of the Federal Reserve (the Fed) raising interest rates. While the decline in unemployment is in line with the Fed’s goals, the Fed’s measure of inflation continues to be below their target. Adding complexity are the continued economic struggles in Japan and the European Union. Unfortunately, we don’t think we will have clarity on the path of interest rates until they finally do begin to rise, and when they do it is likely to create short-term volatility in the markets.

We continue to believe that interest rate risk is high in the current market. Although rates may remain low for some time, eventually they will rise and we are positioning the portfolio accordingly. With investment grade bonds offering meager returns, we remain focused on shorter-term, high yield bonds that we think offer attractive yields without excessive duration risk. In addition, we are keeping some cash on hand to take advantage of opportunities that may occur from future volatility created by continued speculation about Fed timing.

____________________

Strategic Income Fund | Portfolio Managers’ Review

Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2015

					Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	1.12%	5.04%	5.91%	6.57%	7.36%
Barclays U.S. Aggregate Bond Index	5.72	3.10	4.41	4.93	4.80

Expense Ratio as of 3/31/2015: 0.82%
Gross Expense Ratio as of 3/31/2014: 0.86%1
1	As of most recent Prospectus dated June 30, 2014.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

Growth of $10K (Ten Years Ending 3/31/2015)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2005 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation

Top Ten Debt Holdings
Rite Aid Corp., 9.250%	3.6%
Edgen Murray Corp., 8.750%	3.4
Alere, Inc., 8.625%	2.7
CHS/Community Health Systems, Inc., 8.000%	2.5
VWR Funding, Inc., 7.250%	2.1
Icahn Enterprises L.P., 3.500%	2.0
BI-LO LLC, 8.625%	1.8
Regis Corp., 5.750%	1.7
Hertz Corp., 7.500%	1.6
A.M. Castle & Co., 12.750%	1.3
Total	22.7%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2015

Shares		Value
Convertible Preferred Stocks: 0.7%

Machinery: 0.7%
390,000	Blue Bird Corp., 7.625%1,2	$41,032,680

Total Convertible Preferred Stocks
(Cost $39,000,000)		41,032,680

Principal
Amount
Bonds: 89.1%
Corporate Bonds: 87.1%

Aerospace & Defense: 4.3%
	ADS Tactical, Inc.
$75,252,000	11.000%, 04/01/20181	76,757,040
	Bombardier, Inc.
55,750,000	5.500%, 09/15/20181	55,750,000
	Erickson, Inc.
72,123,000	8.250%, 05/01/2020	58,563,876
	Kratos Defense &
	Security Solutions, Inc.
79,750,000	7.000%, 05/15/2019	69,980,625
		261,051,541

Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
14,000,000	7.875%, 09/01/20191	14,875,000

Beverages: 1.6%
	Beverages & More, Inc.
81,000,000	10.000%, 11/15/20181	77,253,750
	Cott Beverages, Inc.
16,500,000	6.750%, 01/01/20201	17,118,750
		94,372,500

Building Products: 1.6%
	Cleaver-Brooks, Inc.
76,920,000	8.750%, 12/15/20191	78,843,000
17,775,000	9.750%, 12/31/20191,3	16,826,828
		95,669,828

Capital Markets: 1.0%
	Oppenheimer Holdings, Inc.
54,932,000	8.750%, 04/15/2018	57,898,328

Chemicals: 3.0%
	Consolidated Energy Finance SA
38,500,000	6.750%, 10/15/20191	38,981,250
	HIG BBC Intermediate Holdings LLC
44,901,000	10.500% Cash or
	11.250% PIK, 09/15/20181	41,645,678
	LSB Industries, Inc.
29,000,000	7.750%, 08/01/2019	30,377,500
	Trinseo Materials Operating SCA
68,187,000	8.750%, 02/01/2019	72,278,220
		183,282,648

Commercial Services & Supplies: 3.3%
	GFL Environmental Corp.
58,000,000	7.875%, 04/01/20201	58,725,000
	R.R. Donnelley & Sons Co.
7,576,000	8.600%, 08/15/2016	8,248,370
33,865,000	8.250%, 03/15/2019	39,283,400
17,274,000	8.875%, 04/15/2021	19,865,100
5,900,000	7.000%, 02/15/2022	6,534,250
	Transfield Services Ltd.
62,775,000	8.375%, 05/15/20201	67,169,250
		199,825,370

Construction & Engineering: 1.1%
	Michael Baker Holdings LLC
11,000,000	8.875% Cash or
	9.625% PIK, 04/15/20191	10,340,000
	Michael Baker International LLC
58,265,000	8.250%, 10/15/20181	57,536,688
		67,876,688

Construction Materials: 1.7%
	Associated Asphalt Partners LLC
50,570,000	8.500%, 02/15/20181	48,547,200
	Rain CII Carbon LLC
54,773,000	8.000%, 12/01/20181	52,308,215
		100,855,415

Consumer Finance: 1.9%
	Ally Financial, Inc.
33,450,000	3.500%, 07/18/2016	33,951,750
5,850,000	2.750%, 01/30/2017	5,843,038
	Enova International, Inc.
78,000,000	9.750%, 06/01/20211	74,392,500
		114,187,288

Containers & Packaging: 1.2%
	Ardagh Finance Holdings SA
19,363,301	8.625% Cash or
	8.625% PIK, 06/15/20191	20,271,053
	Ardagh Packaging Finance Plc
51,700,000	6.250%, 01/31/20191	52,087,750
		72,358,803

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2015

Principal
Amount		Value

Distributors: 0.3%
	Pittsburgh Glass Works LLC
$14,304,000	8.000%, 11/15/20181	$15,198,000

Diversified Consumer Services: 2.2%
	Outerwall, Inc.
29,865,000	6.000%, 03/15/2019	29,118,375
	Regis Corp.
101,000,000	5.750%, 12/05/20171	101,757,500
		130,875,875

Diversified Financial Services: 3.6%
	Icahn Enterprises L.P.
118,885,000	3.500%, 03/15/2017	120,073,850
	International Lease Finance Corp.
33,930,000	4.875%, 04/01/2015	33,930,000
13,985,000	8.625%, 09/15/2015	14,404,550
	Intrepid Aviation
	Group Holdings LLC
55,800,000	6.875%, 02/15/20191	51,196,500
		219,604,900

Diversified Telecommunication Services: 1.2%
	Paetec Holding Corp.
31,895,000	9.875%, 12/01/2018	33,760,857
	Windstream Corp.
37,335,000	8.125%, 09/01/2018	39,099,079
		72,859,936

Electronic Equipment, Instruments
& Components: 0.7%
	KEMET Corp.
42,362,000	10.500%, 05/01/2018	43,421,050

Energy Equipment & Services: 0.5%
	Era Group, Inc.
7,378,000	7.750%, 12/15/2022	7,156,660
	ION Geophysical Corp.
10,900,000	8.125%, 05/15/2018	8,774,500
	Tervita Corp.
20,695,000	10.875%, 02/15/20181	11,692,675
		27,623,835

Food & Staples Retailing: 11.1%
	BI-LO LLC
120,912,000	8.625% Cash or
	9.375% PIK, 09/15/20181	107,611,680
	KeHE Distributors LLC
10,500,000	7.625%, 08/15/20211	11,169,375
	Michaels FinCo Holdings LLC
73,421,000	7.500% Cash or
	8.250% PIK, 08/01/20181	75,256,525
	Rite Aid Corp.
195,112,000	9.250%, 03/15/2020	215,598,760
	Roundy’s Supermarkets, Inc.
32,540,000	10.250%, 12/15/20201	28,289,462
	Spartan Stores, Inc.
45,000,000	6.625%, 12/15/20161	46,800,000
	Tops Holding Corp.
72,536,000	8.875%, 12/15/2017	76,706,820
	Tops Holding II Corp.
35,820,000	8.750%, 06/15/2018	34,924,500
	US Foods, Inc.
70,554,000	8.500%, 06/30/2019	74,258,085
		670,615,207

Food Products: 3.2%
	Hearthside Group Holdings LLC
67,140,000	6.500%, 05/01/20221	66,972,150
	Shearer’s Foods LLC
71,838,000	9.000%, 11/01/20191	78,662,610
	Simmons Foods, Inc.
49,000,000	7.875%, 10/01/20211	48,510,000
		194,144,760

Gas Utilities: 0.4%
	Star Gas Partners L.P.
21,396,000	8.875%, 12/01/2017	22,358,820

Health Care Equipment & Supplies: 2.7%
	Alere, Inc.
154,272,000	8.625%, 10/01/2018	160,828,560

Health Care Providers & Services: 5.3%
	CHS/Community
	Health Systems, Inc.
140,090,000	8.000%, 11/15/2019	149,195,850
	Hanger, Inc.
44,171,000	7.125%, 11/15/2018	45,275,275
	VWR Funding, Inc.
120,430,000	7.250%, 09/15/2017	126,150,425
		320,621,550

Hotels, Restaurants & Leisure: 3.2%
	Boyd Gaming Corp.
66,576,000	9.125%, 12/01/2018	69,738,360

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2015

Principal
Amount		Value

Hotels, Restaurants & Leisure: 3.2% (Continued)
	Carrols Restaurant Group, Inc.
$53,351,000	11.250%, 05/15/2018	$57,018,881
	Peninsula Gaming Corp.
15,456,000	8.375%, 02/15/20181	16,344,720
	Ruby Tuesday, Inc.
51,279,000	7.625%, 05/15/2020	52,304,580
		195,406,541

Household Durables: 1.0%
	Century Intermediate Holding Co.
57,500,000	9.750% Cash or
	10.500% PIK, 02/15/20191	61,381,250

Household Products: 0.3%
	Sun Products Corp.
19,700,000	7.750%, 03/15/20211	17,336,000

Independent Power & Renewable
Electricity Producers: 1.2%
	NRG Energy, Inc.
69,715,000	8.250%, 09/01/2020	74,159,331

IT Services: 0.5%
	Unisys Corp.
26,207,000	6.250%, 08/15/2017	27,844,938

Leisure Products: 1.7%
	Smith & Wesson Holding Corp.
49,500,000	5.875%, 06/15/20171	50,118,750
55,000,000	5.000%, 07/15/20181,3	54,016,545
		104,135,295

Machinery: 1.7%
	Navistar International Corp.
61,525,000	8.250%, 11/01/2021	60,063,781
	Waterjet Holdings, Inc.
41,860,000	7.625%, 02/01/20201	44,266,950
		104,330,731

Media: 2.7%
	Carmike Cinemas, Inc.
24,527,000	7.375%, 05/15/2019	26,121,255
	Crown Media Holdings, Inc.
29,697,000	10.500%, 07/15/2019	31,924,275
	Lions Gate Entertainment Corp.
19,500,000	5.250%, 08/01/2018	20,328,750
	MDC Partners, Inc.
48,050,000	6.750%, 04/01/20201	50,812,875
	NAI Entertainment Holdings
34,908,000	5.000%, 08/01/20181	36,347,955
		165,535,110

Metals & Mining: 8.3%
	A.M. Castle & Co.
89,138,000	12.750%, 12/15/2016	81,115,580
	Coeur Mining, Inc.
72,500,000	7.875%, 02/01/2021	62,168,750
	Edgen Murray Corp.
186,421,000	8.750%, 11/01/20201	203,431,916
	Hecla Mining Co.
40,625,000	6.875%, 05/01/2021	36,156,250
	Horsehead Holding Corp.
9,500,000	9.000%, 06/01/20171	9,642,500
18,000,000	10.500%, 06/01/20171	19,665,000
72,075,000	10.500%, 06/01/20171	78,741,938
10,000,000	10.500%, 06/01/20171	10,925,000
		501,846,934

Multiline Retail: 0.8%
	Bon-Ton Department Stores, Inc.
12,804,000	10.625%, 07/15/2017	12,739,980
40,224,000	8.000%, 06/15/2021	33,385,920
		46,125,900

Oil, Gas & Consumable Fuels: 5.8%
	Armstrong Energy, Inc.
19,995,000	11.750%, 12/15/2019	18,895,275
	Calumet Specialty
	Products Partners L.P.
40,540,000	9.625%, 08/01/2020	46,012,900
13,531,000	6.500%, 04/15/20211	13,192,725
46,500,000	7.750%, 04/15/20231	47,255,625
	Genesis Energy L.P.
27,293,000	7.875%, 12/15/2018	28,111,790
	Global Partners L.P.
39,600,000	6.250%, 07/15/20221	39,204,000
	NGL Energy Partners L.P.
24,250,000	6.875%, 10/15/2021	25,462,500
	Targa Resources Partners L.P.
49,000,000	5.000%, 01/15/20181	50,592,500
	Ultra Resources, Inc.
34,500,000	7.310%, 03/01/20161,3	34,295,794
24,500,000	5.920%, 03/01/20183	22,616,734
	Vanguard Natural Resources LLC
26,396,000	7.875%, 04/01/2020	24,284,320
		349,924,163

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2015

Principal
Amount		Value

Paper & Forest Products: 0.8%
	Resolute Forest Products, Inc.
$47,500,000	5.875%, 05/15/2023	$45,885,000

Pharmaceuticals: 1.8%
	VPII Escrow Corp.
56,360,000	6.750%, 08/15/20181	59,530,250
	VRX Escrow Corp.
34,000,000	5.375%, 03/15/20201	34,382,500
13,000,000	5.875%, 05/15/20231	13,357,500
		107,270,250

Road & Rail: 1.6%
	Hertz Corp.
91,442,000	7.500%, 10/15/2018	95,213,983

Semiconductors & Semiconductor Equipment: 1.1%
	Global A&T Electronics Ltd.
65,000,000	10.000%, 02/01/20191	64,025,000
2,500,000	10.000%, 02/01/20191	2,462,500
		66,487,500

Specialty Retail: 0.5%
	Brown Shoe Co., Inc.
30,852,000	7.125%, 05/15/2019	32,124,645

Thrifts & Mortgage Finance: 0.6%
	Nationstar Mortgage Holdings, Inc.
36,186,000	9.625%, 05/01/2019	38,809,485

Tobacco: 1.0%
	Alliance One International, Inc.
70,500,000	9.875%, 07/15/2021	62,392,500

Wireless Telecommunication Services: 0.3%
	Sprint Communications, Inc.
15,068,000	8.375%, 08/15/2017	16,405,285

Total Corporate Bonds
(Cost $5,343,918,291)		5,253,020,743

Convertible Bonds: 2.0%

Air Freight & Logistics: 0.1%
	XPO Logistics, Inc.
2,720,000	4.500%, 10/01/2017	7,614,300

Health Care Equipment & Supplies: 0.6%
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	35,755,500

Machinery: 0.6%
	Navistar International Corp.
42,210,000	4.500%, 10/15/2018	37,698,806

Metals & Mining: 0.1%
	A.M. Castle & Co.
6,700,000	7.000%, 12/15/2017	4,468,063

Semiconductors & Semiconductor Equipment: 0.6%
	NVIDIA Corp.
29,000,000	1.000%, 12/01/2018	34,328,750

Total Convertible Bonds
(Cost $98,169,795)		119,865,419

Total Bonds
(Cost $5,442,088,086)		5,372,886,162

Shares
Short-Term Investments: 8.0%

486,587,783	Federated U.S. Treasury
	Cash Reserves, 0.005%4	486,587,783
Total Short-Term Investments
(Cost $486,587,783)		486,587,783

Total Investments in Securities: 97.8%
(Cost $5,967,675,869)		5,900,506,625

Other Assets in Excess of Liabilities: 2.2%		129,702,887

Total Net Assets: 100.0%		$6,030,209,512

PIK – Payment-in-kind – represents the security may pay interest in additional par.
1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2015, the value of these securities amounted to $2,554,907,902, or 42.4% of net assets.

2	Non-income producing security.
3	Security is fair valued under supervision of the Board of Trustees (See Note 2A).
4	Annualized seven-day yield as of March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

Osterweis Strategic Investment Fund (the “Fund”) generated a 6.30% total return for the one-year period ending March 31, 2015, trailing its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 10.00% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the first fiscal quarter the equity market, as measured by the S&P 500, posted strong returns. Then in the second and third fiscal quarters, global growth slowed, the dollar rallied sharply, commodities (especially oil) collapsed and money moved to lower risk assets. This meant that money moved from high yield bonds to investment grade bonds, from emerging markets to U.S. equities and from small cap stocks to large cap. In this environment, the S&P 500 outperformed many other equity indices. Even within the S&P 500 we saw performance concentrate among a relatively few stocks.  In the fourth fiscal quarter the S&P 500 posted a small gain and most other markets rebounded.

This past fiscal year in the fixed income market was also interesting and paralleled equity markets to some extent. Treasuries rallied and investment grade bonds and high yield sold off on deflation fears and a collapse in energy prices. Additionally, some large bond investors and Exchange Traded Funds (ETFs) were forced to sell due to sector allocation shifts back to more traditional core fixed income, reversing actions taken a year ago. This put additional pressure on the high yield market in general. In the fourth fiscal quarter we saw a rally in both oil prices and the high yield market.

Portfolio Review

The Fund’s asset class allocation remained fairly constant over the one-year period, averaging 63% in equities, 34% in fixed income and 3% in cash. Both the equity and fixed income holdings posted solid absolute results but underperformed their respective blended benchmark components over the period.

Equities

In the first fiscal quarter, the Fund’s equities outperformed a strong S&P 500. Then during the second and third fiscal quarters, they lagged as money flowed into a small number of the very largest blue chip U.S. equities. This flow of money propelled the S&P 500 to outperform most other asset classes. Our exposure to non-index, smaller-cap and non-U.S. equities accounted for a significant portion of the equity holdings’ underperformance during these two quarters. In the fourth fiscal quarter, however, our equity portfolio once again posted very strong performance and made up for some of that lost ground as developments in a number of our stocks drove stronger earnings and cash flow than the market expected. As a result, for the entire fiscal year, despite coming in a bit lower than the S&P 500, the Fund’s equity performance still managed to be in the double digits.

Fixed Income

During the fiscal year, the Fund’s fixed income holdings trailed the BC Agg. The Fund’s non-investment grade (high yield) holdings were the primary contributors to absolute performance; however, this in addition to its defensive duration positioning hampered returns relative to the fixed income benchmark.

High yield bonds, which are typically positively correlated to equity movements given their sensitivity to the health of the economy, underperformed investment grade bonds during the fiscal year as investors continued to focus on perceived safety despite extremely low yields. This was particularly evident in the second and third fiscal quarters when the Fund’s high yield holdings felt the price pressure related to the rapid decline in energy prices. In fact, much of our underperformance was due to the oil related sell-off in these two quarters, despite our lower exposure to the sector. Over the fiscal year, our high yield securities as a whole produced a positive return, but lagged the BC Agg. Consequently, given the Fund’s meaningful weight in high yield within fixed income as well as the overall portfolio, averaging 94% and 32% respectively, this sector detracted notably from relative returns. The fixed income benchmark does not contain any high yield bonds.

During the fiscal year, shorter term Treasury yields in general increased slightly, while longer term yields headed in the opposite direction and ended the period much lower. As bond prices generally fall when yields rise and vice versa, this means that the Fund’s shorter duration positioning compared to the benchmark was a detractor from relative performance.

Strategic Investment Fund | Portfolio Managers’ Review

Outlook & Portfolio Positioning

It appears that the “Goldilocks” economic backdrop of low growth and low inflation remains intact in 2015 and may continue to support rising equity markets. Despite headlines that raise concerns about fallout from low energy prices, potential Federal Reserve action and effects of the strong U.S. dollar, we think the U.S. is well positioned for continued growth in the coming year. We believe the strength of the U.S. consumer should help drive that growth. Additionally, while valuations are not cheap, we think a low inflation, low interest rate environment could support continued multiple expansion from here. Our generally positive outlook for equities leaves us with an allocation of 63% equities and 37% fixed income and cash.

On the equity side, while we think having a point of view on the macro drivers of the market is important, we recognize that there are many risks that could prove our forecast wrong. This is why our primary focus is and always has been trying to identify companies that are trading at attractive prices with earnings and growth prospects that are not currently understood by the market. That is how we strive to create value for our shareholders in both up and down markets. Today, even in an aging bull market, our team continues to find interesting new investment ideas in companies with intriguing internal dynamics that could drive earnings and cash flow growth even in a slowly growing economy.

For fixed income, there are still more questions than answers when it comes to the timing of the Federal Reserve (the Fed) raising interest rates. While the decline in unemployment is running ahead of the Fed’s forecast, the Fed’s measure of inflation continues to be below their target. We continue to believe that interest rate risk is high in the current market. Although rates may remain low for some time, eventually they will rise and we are positioning the portfolio accordingly. With investment grade bonds offering meager returns, we remain focused on shorter-term, high yield bonds that we think offer attractive yields without excessive duration risk.

____________________

For the one year period ending March 31, 2015, on a gross of fees basis, the Fund’s equities returned 10.79% while the Fund’s fixed income holdings returned 2.49%.

Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2015

			Since Inception
	1 Yr.	3 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	6.30%	13.34%	13.34%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	10.00	10.88	12.46

Gross Expense Ratio as of 3/31/2015: 1.13%
Gross Expense Ratio as of 3/31/2014: 1.15%1
1	As of most recent Prospectus dated June 30, 2014.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days. Since inception, short-term opportunities in the high yield new issue market, which may not be sustainable, have contributed materially to the Fund’s performance.

Growth of $10K (Inception to 3/31/2015)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

 Asset/Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	2.9%
Charter Communications, Inc. – Class A	2.3
NRG Yield, Inc. – Class A	2.2
Crown Holdings, Inc.	2.2
Plains GP Holdings L.P. – Class A	2.0
Air Lease Corp.	2.0
American Water Works Co., Inc.	1.9
Viacom, Inc. – Class B	1.9
Owens-Illinois, Inc.	1.9
Liberty Interactive Corp. – Class A	1.9
Total	21.2%

Top Ten Debt Holdings
Rite Aid Corp., 9.250%	0.8%
Edgen Murray Corp., 8.750%	0.8
Hertz Corp., 7.500%	0.8
Genesis Energy L.P., 7.875%	0.8
Transfield Services Ltd., 8.375%	0.6
Carmike Cinemas, Inc., 7.375%	0.6
GFL Environmental Corp., 7.875%	0.6
Bombardier, Inc., 5.500%	0.6
Michaels FinCo Holdings LLC, 7.500%	0.5
Hanger, Inc., 7.125%	0.5
Total	6.6%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2015

Shares		Value
Common Stocks: 49.9%

Aerospace & Defense: 2.7%
34,595	Boeing Co.	$5,192,018
68,650	Triumph Group, Inc.	4,099,778
		9,291,796

Beverages: 1.9%
57,225	Diageo Plc – ADR	6,327,368

Consumer Finance: 1.2%
52,715	American Express Co.	4,118,096

Containers & Packaging: 4.1%
136,955	Crown Holdings, Inc.1	7,398,309
277,000	Owens-Illinois, Inc.1	6,459,640
		13,857,949

Diversified Financial Services: 1.3%
180,290	PHH Corp.1,2	4,357,609

Electric Utilities: 2.2%
148,565	NRG Yield, Inc. – Class A	7,536,703

Food Products: 1.1%
89,650	Unilever NV – NYRS	3,743,784

Gas Utilities: 0.9%
133,020	Questar Corp.	3,173,857

Health Care Equipment & Supplies: 1.4%
40,530	Teleflex, Inc.	4,897,240

Health Care Providers & Services: 0.8%
60,850	HealthSouth Corp.	2,699,306

Household Durables: 1.7%
366,660	TRI Pointe Homes, Inc.1	5,657,564

Insurance: 1.6%
11,311	Alleghany Corp.1	5,508,457

Internet & Catalog Retail: 2.7%
220,815	Liberty Interactive Corp. – Class A1	6,445,590
60,686	Liberty Ventures – Series A1	2,549,419
		8,995,009

Internet Software & Services: 3.5%
96,475	Ebay, Inc.1	5,564,678
4,540	Google, Inc. – Class A1	2,518,338
6,763	Google, Inc. – Class C1	3,706,124
		11,789,140

Media: 5.8%
39,885	Charter Communications,
	Inc. – Class A1	7,702,192
125,465	Cinemark Holdings, Inc.	5,654,708
94,715	Viacom, Inc. – Class B	6,469,034
		19,825,934

Oil, Gas & Consumable Fuels: 1.6%
23,074	California Resources Corp.	175,593
71,710	Occidental Petroleum Corp.	5,234,830
		5,410,423

Pharmaceuticals: 9.6%
21,555	Actavis Plc1	6,415,199
37,915	Bayer AG – ADR	5,697,297
47,405	Johnson & Johnson	4,768,943
58,765	Novartis AG – ADR	5,794,817
50,084	Valeant Pharmaceuticals
	International, Inc.1	9,947,684
		32,623,940

Specialty Retail: 1.5%
93,570	Cabela’s, Inc.1	5,238,049

Thrifts & Mortgage Finance: 0.4%
117,940	Stonegate Mortgage Corp.1,2,3	1,276,111

Trading Companies & Distributors: 2.0%
176,615	Air Lease Corp.	6,665,450

Water Utilities: 1.9%
119,660	American Water Works Co., Inc.	6,486,769

Total Common Stocks
(Cost $131,908,215)		169,480,554

Convertible Preferred Stocks: 0.3%

Machinery: 0.3%
10,000	Blue Bird Corp., 7.625%1,4	1,052,120

Total Convertible Preferred Stocks
(Cost $1,000,000)		1,052,120

Partnerships & Trusts: 7.8%

Oil, Gas & Consumable Fuels: 7.8%
225,280	Cone Midstream Partners L.P.2,3	3,922,125
188,015	Enterprise Products Partners L.P.	6,191,334
72,970	Magellan Midstream Partners L.P.	5,597,529

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2015

Shares		Value
Oil, Gas & Consumable Fuels: 7.8% (Continued)
236,660	Plains GP Holdings L.P. – Class A	$6,714,044
164,980	VTTI Energy Partners L.P.2,3	4,094,803
		26,519,835

Total Partnerships & Trusts
(Cost $23,339,217)		26,519,835

Real Estate Investment Trusts: 4.9%

68,615	Digital Realty Trust, Inc.	4,525,846
400,297	New Residential Investment Corp.	6,016,464
356,137	New Senior Investment Group, Inc.2	5,922,558
		16,464,868

Total Real Estate Investment Trusts
(Cost $15,220,630)		16,464,868

Principal
Amount
Bonds: 33.3%

Corporate Bonds: 32.8%

Aerospace & Defense: 1.5%
	ADS Tactical, Inc.
$1,512,000	11.000%, 04/01/20184	1,542,240
	Bombardier, Inc.
2,000,000	5.500%, 09/15/20184	2,000,000
	Erickson, Inc.
1,000,000	8.250%, 05/01/2020	812,000
	Kratos Defense &
	Security Solutions, Inc.
1,000,000	7.000%, 05/15/2019	877,500
		5,231,740

Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
1,000,000	7.875%, 09/01/20194	1,062,500

Beverages: 0.6%
	Beverages & More, Inc.
1,000,000	10.000%, 11/15/20184	953,750
	Cott Beverages, Inc.
1,000,000	6.750%, 01/01/20204	1,037,500
		1,991,250

Building Products: 0.4%
	Cleaver-Brooks, Inc.
1,275,000	8.750%, 12/15/20194	1,306,875
225,000	9.750%, 12/31/20194,5	212,998
		1,519,873

Capital Markets: 0.5%
	Oppenheimer Holdings, Inc.
1,500,000	8.750%, 04/15/2018	1,581,000

Chemicals: 1.3%
	Consolidated Energy Finance SA
1,500,000	6.750%, 10/15/20194	1,518,750
	HIG BBC Intermediate Holdings LLC
1,000,000	10.500% Cash or
	11.250% PIK, 09/15/20184	927,500
	LSB Industries, Inc.
1,000,000	7.750%, 08/01/2019	1,047,500
	Trinseo Materials Operating SCA
810,000	8.750%, 02/01/2019	858,600
		4,352,350

Commercial Services & Supplies: 1.6%
	GFL Environmental Corp.
2,000,000	7.875%, 04/01/20204	2,025,000
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	870,000
250,000	8.875%, 04/15/2021	287,500
	Transfield Services Ltd.
2,000,000	8.375%, 05/15/20204	2,140,000
		5,322,500

Construction & Engineering: 0.3%
	Michael Baker International LLC
1,000,000	8.250%, 10/15/20184	987,500

Construction Materials: 0.7%
	Associated Asphalt Partners LLC
1,111,000	8.500%, 02/15/20184	1,066,560
	Rain CII Carbon LLC
1,500,000	8.000%, 12/01/20184	1,432,500
		2,499,060

Consumer Finance: 0.6%
	Ally Financial, Inc.
500,000	3.500%, 07/18/2016	507,500
150,000	2.750%, 01/30/2017	149,821
	Enova International, Inc.
1,500,000	9.750%, 06/01/20214	1,430,625
		2,087,946

Containers & Packaging: 0.6%
	Ardagh Finance Holdings SA
1,043,843	8.625% Cash or
	8.625% PIK, 06/15/20194	1,092,778

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2015

Principal
Amount		Value
Containers & Packaging: 0.6% (Continued)
	Ardagh Packaging Finance Plc
$1,000,000	6.250%, 01/31/20194	$1,007,500
		2,100,278

Distributors: 0.4%
	Pittsburgh Glass Works LLC
1,250,000	8.000%, 11/15/20184	1,328,125

Diversified Consumer Services: 0.7%
	Outerwall, Inc.
1,520,000	6.000%, 03/15/2019	1,482,000
	Regis Corp.
1,000,000	5.750%, 12/05/20174	1,007,500
		2,489,500

Diversified Financial Services: 0.5%
	Icahn Enterprises L.P.
750,000	3.500%, 03/15/2017	757,500
	Intrepid Aviation Group Holdings LLC
900,000	6.875%, 02/15/20194	825,750
		1,583,250

Diversified Telecommunication Services: 0.5%
	Paetec Holding Corp.
1,000,000	9.875%, 12/01/2018	1,058,500
	Windstream Corp.
500,000	8.125%, 09/01/2018	523,625
		1,582,125

Electronic Equipment, Instruments
& Components: 0.4%
	KEMET Corp.
1,500,000	10.500%, 05/01/2018	1,537,500

Energy Equipment & Services: 0.1%
	Era Group, Inc.
50,000	7.750%, 12/15/2022	48,500
	Tervita Corp.
300,000	10.875%, 02/15/20184	169,500
		218,000

Food & Staples Retailing: 3.2%
	BI-LO LLC
1,500,000	8.625% Cash or
	9.375% PIK, 09/15/20184	1,335,000
	KeHE Distributors LLC
1,000,000	7.625%, 08/15/20214	1,063,750
	Michaels FinCo Holdings LLC
1,750,000	7.500% Cash or
	8.250% PIK, 08/01/20184	1,793,750
	Rite Aid Corp.
2,500,000	9.250%, 03/15/2020	2,762,500
	Roundy’s Supermarkets, Inc.
1,000,000	10.250%, 12/15/20204	869,375
	Tops Holding Corp.
1,000,000	8.875%, 12/15/2017	1,057,500
	Tops Holding II Corp.
500,000	8.750%, 06/15/2018	487,500
	US Foods, Inc.
1,500,000	8.500%, 06/30/2019	1,578,750
		10,948,125

Food Products: 1.2%
	Hearthside Group Holdings LLC
985,000	6.500%, 05/01/20224	982,538
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/20194	1,642,500
	Simmons Foods, Inc.
1,500,000	7.875%, 10/01/20214	1,485,000
		4,110,038

Gas Utilities: 0.5%
	Star Gas Partners L.P.
1,500,000	8.875%, 12/01/2017	1,567,500

Health Care Equipment & Supplies: 0.5%
	Alere, Inc.
1,500,000	8.625%, 10/01/2018	1,563,750

Health Care Providers & Services: 1.4%
	CHS/Community Health Systems, Inc.
1,500,000	8.000%, 11/15/2019	1,597,500
	Hanger, Inc.
1,700,000	7.125%, 11/15/2018	1,742,500
	VWR Funding, Inc.
1,500,000	7.250%, 09/15/2017	1,571,250
		4,911,250

Hotels, Restaurants & Leisure: 1.0%
	Boyd Gaming Corp.
1,500,000	9.125%, 12/01/2018	1,571,250
	Carrols Restaurant Group, Inc.
1,000,000	11.250%, 05/15/2018	1,068,750
	Ruby Tuesday, Inc.
900,000	7.625%, 05/15/2020	918,000
		3,558,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2015

Principal
Amount		Value

Household Durables: 0.5%
	Century Intermediate Holding Co.
$1,500,000	9.750% Cash or
	10.500% PIK, 02/15/20194	$1,601,250

Independent Power & Renewable
Electricity Producers: 0.5%
	NRG Energy, Inc.
1,500,000	8.250%, 09/01/2020	1,595,625

IT Services: 0.2%
	Unisys Corp.
500,000	6.250%, 08/15/2017	531,250

Leisure Products: 0.4%
	Smith & Wesson Holding Corp.
500,000	5.875%, 06/15/20174	506,250
1,000,000	5.000%, 07/15/20184,5	982,119
		1,488,369

Machinery: 0.6%
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	976,250
	Waterjet Holdings, Inc.
1,065,000	7.625%, 02/01/20204	1,126,238
		2,102,488

Media: 1.9%
	Carmike Cinemas, Inc.
2,000,000	7.375%, 05/15/2019	2,130,000
	Crown Media Holdings, Inc.
1,500,000	10.500%, 07/15/2019	1,612,500
	Lions Gate Entertainment Corp.
500,000	5.250%, 08/01/2018	521,250
	MDC Partners, Inc.
1,000,000	6.750%, 04/01/20204	1,057,500
	NAI Entertainment Holdings
1,000,000	5.000%, 08/01/20184	1,041,250
		6,362,500

Metals & Mining: 2.1%
	A.M. Castle & Co.
1,000,000	12.750%, 12/15/2016	910,000
	Coeur Mining, Inc.
1,000,000	7.875%, 02/01/2021	857,500
	Edgen Murray Corp.
2,500,000	8.750%, 11/01/20204	2,728,125
	Hecla Mining Co.
1,475,000	6.875%, 05/01/2021	1,312,750
	Horsehead Holding Corp.
500,000	9.000%, 06/01/20174	507,500
900,000	10.500%, 06/01/20174	983,250
		7,299,125

Multiline Retail: 0.4%
	Bon-Ton Department Stores, Inc.
800,000	10.625%, 07/15/2017	796,000
700,000	8.000%, 06/15/2021	581,000
		1,377,000

Oil, Gas & Consumable Fuels: 3.4%
	Calumet Specialty
	Products Partners L.P.
1,500,000	9.625%, 08/01/2020	1,702,500
1,000,000	6.500%, 04/15/20214	975,000
1,000,000	7.750%, 04/15/20234	1,016,250
	Genesis Energy L.P.
2,500,000	7.875%, 12/15/2018	2,575,000
	Global Partners L.P.
1,000,000	6.250%, 07/15/20224	990,000
	NGL Energy Partners L.P.
750,000	6.875%, 10/15/2021	787,500
	Targa Resources Partners L.P.
1,000,000	5.000%, 01/15/20184	1,032,500
	Ultra Resources, Inc.
500,000	7.310%, 03/01/20164,5	497,040
500,000	5.920%, 03/01/20185	461,566
	Vanguard Natural Resources LLC
1,500,000	7.875%, 04/01/2020	1,380,000
		11,417,356

Paper & Forest Products: 0.1%
	Resolute Forest Products, Inc.
500,000	5.875%, 05/15/2023	483,000

Pharmaceuticals: 0.6%
	VPII Escrow Corp.
1,000,000	6.750%, 08/15/20184	1,056,250
	VRX Escrow Corp.
1,000,000	5.375%, 03/15/20204	1,011,250
		2,067,500

Road & Rail: 0.8%
	Hertz Corp.
2,500,000	7.500%, 10/15/2018	2,603,125

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2015

Principal
Amount		Value

Semiconductors & Semiconductor Equipment: 0.6%
	Global A&T Electronics Ltd.
$1,500,000	10.000%, 02/01/20194	$1,477,500
500,000	10.000%, 02/01/20194	492,500
		1,970,000

Specialty Retail: 0.5%
	Brown Shoe Co., Inc.
1,500,000	7.125%, 05/15/2019	1,561,875

Thrifts & Mortgage Finance: 0.5%
	Nationstar Mortgage Holdings, Inc.
1,500,000	9.625%, 05/01/2019	1,608,750

Tobacco: 0.4%
	Alliance One International, Inc.
1,500,000	9.875%, 07/15/2021	1,327,500

Wireless Telecommunication Services: 0.5%
	Sprint Communications, Inc.
1,500,000	8.375%, 08/15/2017	1,633,125

Total Corporate Bonds
(Cost $111,477,962)		111,162,998

Convertible Bonds: 0.5%

Machinery: 0.0%
	Navistar International Corp.
150,000	4.500%, 10/15/2018	133,969

Metals & Mining: 0.1%
	A.M. Castle & Co.
500,000	7.000%, 12/15/2017	333,437

Semiconductors & Semiconductor Equipment: 0.4%
	NVIDIA Corp.
1,000,000	1.000%, 12/01/2018	1,183,750

Total Convertible Bonds
(Cost $1,638,557)		1,651,156

Total Bonds
(Cost $113,116,519)		112,814,154

Shares		Value

Short-Term Investments: 2.9%

9,986,874	Federated U.S. Treasury
	Cash Reserves, 0.005%6	9,986,874

Total Short-Term Investments
(Cost $9,986,874)		9,986,874

Total Investments in Securities: 99.1%
(Cost $294,571,455)		336,318,405

Other Assets in Excess of Liabilities: 0.9%		3,001,741

Total Net Assets: 100.0%		$339,320,146

ADR – American Depositary Receipt
NYRS – New York Registry Shares
PIK – Payment-in-kind – represents the security may pay interest in additional par.
1	Non-income producing security.
2	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
3	A portion of this security is considered illiquid. As of March 31, 2015, the total market value of illiquid securities was $9,293,039 or 2.7% of net assets.
4
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2015, the value of these securities amounted to $54,381,256 or 16.0% of net assets.

5	Security is fair valued under supervision of the Board of Trustees (See Note 2A).
6	Annualized seven-day yield as of March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.
The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

Osterweis Institutional Equity Fund (the “Fund”) generated a 8.84% total return for the one-year period ending March 31, 2015, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 12.73% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the first fiscal quarter the equity market, as measured by the S&P 500, posted strong returns. Then in the second and third fiscal quarters, global growth slowed, the dollar rallied sharply, commodities (especially oil) collapsed and money moved to lower risk assets. This meant that money moved from high yield bonds to investment grade bonds, from emerging markets to U.S. equities and from small cap stocks to large cap. In this environment, the S&P 500 outperformed many other equity indices. Even within the S&P 500 we saw performance concentrate among a relatively few stocks.  In the fourth fiscal quarter the S&P 500 posted a small gain and most other markets rebounded.

Portfolio Review

In the first fiscal quarter, the Fund outperformed a strong S&P 500. Then during the second and third fiscal quarters, the Fund lagged as money flowed into a small number of the very largest blue chip U.S. equities. This flow of money propelled the S&P 500 to outperform most other asset classes. Our exposure to non-index, smaller-cap and non-U.S. equities accounted for a significant portion of the Fund’s underperformance during these two quarters. In the fourth fiscal quarter, however, the Fund posted very strong performance and made up for some of that lost ground as developments in a number of our holdings drove stronger earnings and cash flow than the market expected.

During the fiscal year, the Fund continued to remain fully invested with an average equity exposure of 97%. Nonetheless, the small cash position accounted for about one-fourth of the Fund’s underperformance versus the S&P 500.

Outlook & Portfolio Positioning

It appears that the “Goldilocks” economic backdrop of low growth and low inflation remains intact in 2015 and may continue to support rising equity markets. Despite headlines that raise concerns about fallout from low energy prices, potential Federal Reserve action and effects of the strong U.S. dollar, we think the U.S. is well positioned for continued growth in the coming year. We believe the strength of the U.S. consumer should help drive that growth. Additionally, while valuations are not cheap, we think a low inflation, low interest rate environment could support continued multiple expansion from here.

While we think having a point of view on the market’s fundamentals is important, we recognize that there are many risks that could prove our forecast wrong. This is why our primary focus is and always has been trying to identify companies that are trading at attractive prices with earnings and growth prospects that are not currently understood by the market. That is how we strive to create value for our shareholders in both up and down markets. Today, even in an aging bull market, our team continues to find interesting new investment ideas in companies with intriguing internal dynamics that could drive earnings and cash flow growth even in a slowly growing economy.

____________________

Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Institutional Equity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2015

		Since Inception
	1 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	8.84%	17.79%
S&P 500 Index	12.73	18.94

Gross/Net Expense Ratio as of 3/31/2015: 1.13%/1.00%
Gross/Net Expense Ratio as of 3/31/2014: 1.13%/1.00%1
1	As of most recent Prospectus dated June 30, 2014.

The performance data quoted above represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

Growth of $10K (Inception to 3/31/2015)

This chart illustrates the performance of a hypothetical $10,000 investment made on July 31, 2012 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	3.9%
Ebay, Inc.	3.7
American Water Works Co., Inc.	3.6
Actavis Plc	3.4
Viacom, Inc. – Class B	3.4
Plains GP Holdings L.P. – Class A	3.3
Johnson & Johnson	3.3
Crown Holdings, Inc.	3.2
Charter Communications, Inc. – Class A	3.2
Air Lease Corp.	3.1
Total	34.1%

Fund holdings are subject to change.

Institutional Equity Fund | Schedule of Investments at March 31, 2015

Shares		Value
Common Stocks: 80.4%

Aerospace & Defense: 5.0%
8,555	Boeing Co.	$1,283,935
15,010	Triumph Group, Inc.	896,397
		2,180,332

Beverages: 2.9%
11,660	Diageo Plc – ADR	1,289,246

Consumer Finance: 1.9%
10,900	American Express Co.	851,508

Containers & Packaging: 6.2%
25,850	Crown Holdings, Inc.1	1,396,417
56,010	Owens-Illinois, Inc.1	1,306,153
		2,702,570

Diversified Financial Services: 2.1%
37,390	PHH Corp.1,2	903,716

Electric Utilities: 2.5%
21,680	NRG Yield, Inc. – Class A	1,099,826

Food Products: 2.0%
20,865	Unilever NV – NYRS	871,322

Gas Utilities: 0.5%
9,505	Questar Corp.	226,789

Health Care Equipment & Supplies: 2.8%
10,005	Teleflex, Inc.	1,208,904

Health Care Providers & Services: 1.1%
10,365	HealthSouth Corp.	459,792

Household Durables: 2.3%
66,635	TRI Pointe Homes, Inc.1	1,028,178

Insurance: 2.6%
2,360	Alleghany Corp.1	1,149,320

Internet & Catalog Retail: 4.6%
45,820	Liberty Interactive Corp. – Class A1	1,337,486
16,571	Liberty Ventures – Series A1	696,148
		2,033,634

Internet Software & Services: 7.1%
28,100	Ebay, Inc.1	1,620,808
505	Google, Inc. – Class A1	280,124
2,230	Google, Inc. – Class C1	1,222,040
		3,122,972

Media: 8.8%
7,220	Charter Communications,
	Inc. – Class A1	1,394,254
21,310	Cinemark Holdings, Inc.	960,442
21,710	Viacom, Inc. – Class B	1,482,793
		3,837,489

Oil, Gas & Consumable Fuels: 2.5%
14,755	Occidental Petroleum Corp.	1,077,115

Pharmaceuticals: 16.1%
4,985	Actavis Plc1	1,483,636
7,190	Bayer AG – ADR	1,080,405
14,190	Johnson & Johnson	1,427,514
13,585	Novartis AG – ADR	1,339,617
8,640	Valeant Pharmaceuticals
	International, Inc.1	1,716,077
		7,047,249

Specialty Retail: 1.8%
14,455	Cabela’s, Inc.1	809,191

Thrifts & Mortgage Finance: 0.9%
36,370	Stonegate Mortgage Corp.1,2,3	393,523

Trading Companies & Distributors: 3.1%
35,580	Air Lease Corp.	1,342,789

Water Utilities: 3.6%
29,205	American Water Works Co., Inc.	1,583,203

Total Common Stocks
(Cost $27,624,291)		35,218,668

Partnerships & Trusts: 12.3%

Oil, Gas & Consumable Fuels: 12.3%
51,715	Cone Midstream Partners L.P.2,3	900,358
37,435	Enterprise Products Partners L.P.	1,232,734
16,280	Magellan Midstream Partners L.P.	1,248,839
50,635	Plains GP Holdings L.P. – Class A	1,436,515
22,395	VTTI Energy Partners L.P.2,3	555,844
		5,374,290
Total Partnerships & Trusts
(Cost $4,710,956)		5,374,290

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at March 31, 2015

Shares		Value
Real Estate Investment Trusts: 5.4%

72,725	New Residential Investment Corp.	$1,093,057
76,171	New Senior Investment Group, Inc.2	1,266,724
		2,359,781
Total Real Estate Investment Trusts
(Cost $2,301,721)		2,359,781

Short-Term Investments: 1.3%

558,097	Federated U.S. Treasury
	Cash Reserves, 0.005%4	558,097

Total Short-Term Investments
(Cost $558,097)		558,097

Total Investments in Securities: 99.4%
(Cost $35,195,065)		43,510,836

Other Assets in Excess of Liabilities: 0.6%		267,716

Total Net Assets: 100.0%		$43,778,552

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
3	A portion of this security is considered illiquid. As of March 31, 2015, the total market value of illiquid securities was $1,849,725 or 4.2% of net assets.
4	Annualized seven-day yield as of March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2015

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in unaffiliated securities, at value
(cost $673,373,323, $5,967,675,869, $272,737,845
and $30,639,359, respectively) (Note 2)	$1,081,361,470	$5,900,506,625	$316,745,199	$39,490,671
Investments in securities of affiliated issuers,
at value (cost $97,501,259, $–, $21,833,610 and
$4,555,706, respectively) (Note 6)	86,392,965	—	19,573,206	4,020,165
Total investments in securities, at value
(cost $770,874,582, $5,967,675,869, $294,571,455
and $35,195,065, respectively)	1,167,754,435	5,900,506,625	336,318,405	43,510,836
Receivables:
Investment securities sold	9,556,800	21,384,835	1,014,455	209,926
Fund shares sold	1,052,475	13,208,107	112,677	—
Dividends and interest	2,287,134	115,770,959	2,921,267	115,664
Prepaid expenses	8,894	35,942	11,588	6,086
Total assets	1,180,659,738	6,050,906,468	340,378,392	43,842,512

LIABILITIES
Payables:
Investment securities purchased	—	7,026,568	641,362	—
Fund shares redeemed	1,407,405	8,874,892	52,144	—
Investment advisory fees, net	864,101	3,585,345	280,793	23,944
Administration fees	59,478	348,411	16,351	2,726
Custody fees	10,952	53,727	4,594	3,048
Fund accounting fees	24,114	121,181	14,186	6,239
Transfer agent fees	67,901	487,660	9,991	1,820
Trustee fees	4,921	20,314	2,453	1,673
Chief Compliance Officer fees	1,525	1,525	1,525	1,525
Other accrued expenses	52,390	177,333	34,847	22,985
Total liabilities	2,492,787	20,696,956	1,058,246	63,960

NET ASSETS	$1,178,166,951	$6,030,209,512	$339,320,146	$43,778,552

COMPUTATION OF NET ASSET VALUE
Net assets	$1,178,166,951	$6,030,209,512	$339,320,146	$43,778,552
Shares issued and outstanding (unlimited number of
shares authorized without par value)	33,761,082	526,010,235	22,125,394	3,219,282
Net asset value, offering and redemption price per share	$34.90	$11.46	$15.34	$13.60

COMPONENTS OF NET ASSETS
Paid-in capital	$729,372,853	$6,173,196,167	$293,467,083	$29,842,017
Accumulated net investment income	8,932,710	16,744,744	2,221,831	321,009
Accumulated net realized gain (loss) on investments	42,981,535	(92,562,155)	1,884,282	5,299,755
Net unrealized appreciation (depreciation) on investments	396,879,853	(67,169,244)	41,746,950	8,315,771
Net assets	$1,178,166,951	$6,030,209,512	$339,320,146	$43,778,552

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2015

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
INVESTMENT INCOME
Dividends from unaffiliated investments (net of $706,786, $0, $124,046
and $30,525, respectively, in foreign withholding taxes)	$19,765,013	$—	$3,608,086	$1,031,752
Dividends from affiliated investments	495,633	—	129,190	22,266
Interest	1,412	420,688,744	7,132,249	30
Total investment income	20,262,058	420,688,744	10,869,525	1,054,048

EXPENSES (Note 3)
Investment advisory fees	10,101,606	47,275,984	3,007,787	456,062
Administration fees	358,688	2,188,357	94,324	15,381
Transfer agent fees	689,955	3,925,226	76,816	18,729
Fund accounting fees	149,775	782,028	86,656	30,116
Custody fees	68,995	352,913	26,587	11,913
Registration fees	43,908	211,522	28,121	22,549
Reports to shareholders	54,112	372,558	7,579	363
Audit fees	27,136	27,178	24,670	22,164
Trustee fees	20,470	91,188	9,727	6,610
Miscellaneous expense	27,574	152,369	8,995	3,918
Chief Compliance Officer fees	9,025	9,025	9,025	9,025
Interest expense	—	—	—	2,641
Legal fees	3,493	3,076	2,930	2,930
Insurance expense	3,514	7,797	2,709	2,540
Total expenses	11,558,251	55,399,221	3,385,926	604,941
Fees waived by the Adviser	—	—	—	(69,097)
Net expenses	11,558,251	55,399,221	3,385,926	535,844
Net investment income	8,703,807	365,289,523	7,483,599	518,204

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on unaffiliated
investments and foreign currency	69,964,454	(85,213,312)	4,217,065	7,135,451
Net realized loss on affiliated investments	—	—	—	(55,098)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency	16,643,522	(215,046,651)	6,562,348	(2,929,897)
Net realized and unrealized gain (loss)
on investments and foreign currency	86,607,976	(300,259,963)	10,779,413	4,150,456
Net increase in net assets resulting from operations	$95,311,783	$65,029,560	$18,263,012	$4,668,660

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$8,703,807	$11,897,022
Net realized gain on unaffiliated investments and foreign currency	69,964,454	104,764,915
Change in net unrealized appreciation on investments and foreign currency	16,643,522	60,355,861
Net increase in net assets resulting from operations	95,311,783	177,017,798

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(16,002,595)	(7,859,811)
From realized gains	(79,526,603)	(76,320,662)
Total distributions to shareholders	(95,529,198)	(84,180,473)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	14,879,477	140,557,000
Total increase in net assets	14,662,062	233,394,325

NET ASSETS
Beginning of year	1,163,504,889	930,110,564
End of year	$1,178,166,951	$1,163,504,889
Undistributed net investment income	$8,932,710	$12,673,035

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	5,892,589	$208,711,932	7,964,699	$272,091,206
Shares issued in reinvestment of distributions	2,453,977	79,238,883	1,995,265	66,741,613
Shares redeemed (b)	(7,746,180)	(273,071,338)	(5,788,437)	(198,275,819)
Net increase	600,386	$14,879,477	4,171,527	$140,557,000

(b)	Net of redemption fees of $3,403 and $3,345, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$365,289,523	$230,121,114
Net realized gain (loss) on unaffiliated investments and foreign currency	(85,213,312)	9,031,319
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(215,046,651)	47,189,155
Net increase in net assets resulting from operations	65,029,560	286,341,588

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(365,732,330)	(215,685,477)
From realized gains	(9,551,934)	(3,819,169)
Total distributions to shareholders	(375,284,264)	(219,504,646)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(542,272,139)	3,559,310,461
Total increase (decrease) in net assets	(852,526,843)	3,626,147,403

NET ASSETS
Beginning of year	6,882,736,355	3,256,588,952
End of year	$6,030,209,512	$6,882,736,355
Undistributed net investment income	$16,744,744	$17,190,943

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	204,080,987	$2,401,366,713	386,701,328	$4,595,405,364
Shares issued in reinvestment of distributions	28,309,250	328,322,081	16,160,064	191,137,830
Shares redeemed (b)	(280,653,917)	(3,271,960,933)	(103,236,584)	(1,227,232,733)
Net increase (decrease)	(48,263,680)	$(542,272,139)	299,624,808	$3,559,310,461

(b)	Net of redemption fees of $49,203 and $225,879, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,483,599	$6,071,393
Net realized gain on unaffiliated investments and foreign currency	4,217,065	7,018,312
Change in net unrealized appreciation on investments and foreign currency	6,562,348	19,640,895
Net increase in net assets resulting from operations	18,263,012	32,730,600

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,703,009)	(4,609,967)
From realized gains	(6,250,003)	(3,324,514)
Total distributions to shareholders	(13,953,012)	(7,934,481)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	55,640,993	78,269,366
Total increase in net assets	59,950,993	103,065,485

NET ASSETS
Beginning of year	279,369,153	176,303,668
End of year	$339,320,146	$279,369,153
Undistributed net investment income	$2,221,831	$2,071,353

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	5,403,038	$82,805,641	7,630,685	$111,192,897
Shares issued in reinvestment of distributions	916,278	13,231,055	513,299	7,458,229
Shares redeemed (b)	(2,629,486)	(40,395,703)	(2,811,630)	(40,381,760)
Net increase	3,689,830	$55,640,993	5,332,354	$78,269,366

(b)	Net of redemption fees of $233 and $7,127, respectively.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$518,204	$582,488
Net realized gain on unaffiliated investments and foreign currency	7,135,451	3,050,242
Net realized loss on affiliated investments	(55,098)	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(2,929,897)	5,252,968
Net increase in net assets resulting from operations	4,668,660	8,885,698

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(620,275)	(357,991)
From realized gains	(3,445,959)	(1,268,051)
Total distributions to shareholders	(4,066,234)	(1,626,042)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	(14,048,971)	7,901,917
Total increase (decrease) in net assets	(13,446,545)	15,161,573

NET ASSETS
Beginning of year	57,225,097	42,063,524
End of year	$43,778,552	$57,225,097
Undistributed net investment income	$321,009	$254,664

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	972,000	$12,615,725	579,660	$7,545,109
Shares issued in reinvestment of distributions	323,745	4,066,234	124,220	1,626,042
Shares redeemed	(2,235,735)	(30,730,930)	(97,536)	(1,269,234)
Net increase (decrease)	(939,990)	$(14,048,971)	606,344	$7,901,917

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$35.09	$32.08	$27.80	$28.48	$25.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.26	0.39	0.14	0.25	0.18
Net realized and unrealized gain (loss) on investments	2.55	5.42	5.21	(0.63)	3.28
Total from investment operations	2.81	5.81	5.35	(0.38)	3.46

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.26)	(0.62)	—	(0.26)
From net realized gain	(2.50)	(2.54)	(0.45)	(0.30)	—
Total distributions	(3.00)	(2.80)	(1.07)	(0.30)	(0.26)
Paid-in capital from redemption fees (Note 2)2	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$34.90	$35.09	$32.08	$27.80	$28.48
Total return	8.70%	18.55%	19.84%	(1.21)%	13.76%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$1,178.2	$1,163.5	$930.1	$1,088.6	$1,482.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.98%	1.01%	1.03%	0.98%	0.99%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	0.74%	1.14%	0.50%	0.94%	0.69%
Portfolio turnover rate	29%	31%	24%	31%	39%

1	Calculated using the average shares outstanding method.
2	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$11.99	$11.86	$11.56	$11.80	$11.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.63	0.58	0.63	0.65	0.68
Net realized and unrealized gain (loss) on investments	(0.50)	0.09	0.31	(0.11)	0.41
Total from investment operations	0.13	0.67	0.94	0.54	1.09

LESS DISTRIBUTIONS:
From net investment income	(0.64)	(0.53)	(0.64)	(0.67)	(0.62)
From net realized gain	(0.02)	(0.01)	—	(0.11)	(0.14)
Total distributions	(0.66)	(0.54)	(0.64)	(0.78)	(0.76)
Paid-in capital from redemption fees (Note 2)2	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.46	$11.99	$11.86	$11.56	$11.80
Total return	1.12%	5.78%	8.34%	4.75%	9.79%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$6,030.2	$6,882.7	$3,256.6	$2,253.9	$1,743.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.82%	0.85%	0.91%	0.92%	0.96%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	5.38%	4.91%	5.43%	5.58%	5.85%
Portfolio turnover rate	58%	75%	82%	87%	115%

1	Calculated using the average shares outstanding method.
2	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each year/period

	Year Ended March 31,				Period From August 31, 20101 through March 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year/period	$15.15	$13.45	$11.79	$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.38	0.40	0.29	0.27	0.11
Net realized and unrealized gain on investments	0.53	1.78	1.76	0.10	1.67
Total from investment operations	0.91	2.18	2.05	0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	(0.40)	(0.28)	(0.34)	(0.07)	(0.06)
From net realized gain	(0.32)	(0.20)	(0.05)	(0.16)	(0.07)
Total distributions	(0.72)	(0.48)	(0.39)	(0.23)	(0.13)
Paid-in capital from redemption fees (Note 2)3	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$15.34	$15.15	$13.45	$11.79	$11.65
Total return	6.30%	16.40%	17.65%	3.41%	17.90	%4

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$339.3	$279.4	$176.3	$42.5	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.13%	1.15%	1.29%	1.48%	1.79	%5
After fees waived or recouped	1.13%	1.15%	1.34%	1.50%	1.50	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.49%	2.76%	2.34%	2.38%	1.37	%5
After fees waived or recouped	2.49%	2.76%	2.29%	2.36%	1.66	%5
Portfolio turnover rate	43%	61%	129%	160%	134	%4

1	Fund commenced operations on August 31, 2010.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout each year/period
	Year Ended March 31,		Period From July 31, 20121 through March 31,
	2015	2014	2013

Net asset value, beginning of year/period	$13.76	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.13	0.15	0.03
Net realized and unrealized gain on investments	0.98	2.19	1.82
Total from investment operations	1.11	2.34	1.85

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.09)	(0.01)
From net realized gain	(1.08)	(0.33)	—
Total distributions	(1.27)	(0.42)	(0.01)
Paid-in capital from redemption fees (Note 2)	—	—	0.00	3
Net asset value, end of year/period	$13.60	$13.76	$11.84
Total return	8.84%	19.93%	18.55	%4

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$43.8	$57.2	$42.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.13%	1.13%	1.26	%5
After fees waived or recouped	1.00%	1.00%	1.00	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	0.84%	1.05%	0.22	%5
After fees waived or recouped	0.97%	1.18%	0.48	%5
Portfolio turnover rate	41%	31%	20	%4

1	Fund commenced operations on July 31, 2012.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2015

Note 1 – Organization

Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Osterweis Funds | Notes to Financial Statements at March 31, 2015

As described above, the Funds’ utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2015:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$916,766,720	$—	$—	$916,766,720
Partnerships & Trusts^	136,694,707	—	—	136,694,707
Real Estate Investment Trusts	75,584,064	—	—	75,584,064
Short-Term Investments	38,708,944	—	—	38,708,944
Total Investments	$1,167,754,435	$—	$—	$1,167,754,435

^	See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks	$—	$41,032,680	$—	$41,032,680
Corporate Bonds^	—	5,125,264,842	127,755,901	5,253,020,743
Convertible Bonds^	—	119,865,419	—	119,865,419
Short-Term Investments	486,587,783	—	—	486,587,783
Total Investments	$486,587,783	$5,286,162,941	$127,755,901	$5,900,506,625

^	See Schedule of Investments for industry breakouts.

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at March 31, 2015

The following is a reconciliation of Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2014	$113,982,724
Accrued discounts/premiums	(1,217,440)
Realized gain (loss)	2,979,500
Change in unrealized appreciation (depreciation)	(8,592,883)
Purchases	74,538,750
Sales	(53,934,750)
Transfer in and/or out of Level 3	—
Balance as of March 31, 2015	$127,755,901
Change in unrealized appreciation (depreciation)
for Level 3 investments held at March 31, 2015:	$(6,387,882)

	Fair Value at
Type of Security	3/31/2015	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$127,755,901	Comparable Securities	Adjustment to yield	(75)bps – 300bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic Investment Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$169,480,554	$—	$—	$169,480,554
Convertible Preferred Stocks	—	1,052,120	—	1,052,120
Partnerships & Trusts^	26,519,835	—	—	26,519,835
Real Estate Investment Trusts	16,464,868	—	—	16,464,868
Corporate Bonds^	—	109,009,275	2,153,723	111,162,998
Convertible Bonds^	—	1,651,156	—	1,651,156
Short-Term Investments	9,986,874	—	—	9,986,874
Total Investments	$222,452,131	$111,712,551	$2,153,723	$336,318,405

^	See Schedule of Investments for industry breakouts.

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at March 31, 2015

The following is a reconciliation of Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2014	$2,107,492
Accrued discounts/premiums	(18,628)
Realized gain (loss)	60,500
Change in unrealized appreciation (depreciation)	(156,641)
Purchases	1,246,250
Sales	(1,085,250)
Transfer in and/or out of Level 3	—
Balance as of March 31, 2015	$2,153,723

Change in unrealized appreciation (depreciation)
for Level 3 investments held at March 31, 2015:	$(111,639)

	Fair Value at 3/31/2015
Type of Security		Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$2,153,723	Comparable security	Adjustment to yield	(75)bps – 300bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$35,218,668	$—	$—	$35,218,668
Partnerships & Trusts^	5,374,290	—	—	5,374,290
Real Estate Investment Trusts	2,359,781	—	—	2,359,781
Short-Term Investments	558,097	—	—	558,097
Total Investments	$43,510,836	$—	$—	$43,510,836

^	See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

Osterweis Funds | Notes to Financial Statements at March 31, 2015

C.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of March 31, 2015, there were no post-October losses for the Funds.

For the year ended March 31, 2015, the Funds had the following capital loss carryovers available for federal income tax purposes:

Unlimited Expiration
	Short-Term	Long-Term	Total
Osterweis Fund	$—	$—	$—
Osterweis Strategic Income Fund	32,042,197	59,173,642	91,215,839
Osterweis Strategic Investment Fund	—	—	—
Osterweis Institutional Equity Fund	—	—	—

As of March 31, 2015, the Funds did not have any tax positions that did not meet the “more likely-than-not”  threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of March 31, 2015, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for Osterweis Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charged a 2.00% redemption fee on shares held

Osterweis Funds | Notes to Financial Statements at March 31, 2015

less than 30 days. As of June 30, 2014 the Funds no longer assess the 2.00% redemption fee on sales of Fund shares occurring within 30 days of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Funds retained the fee charged as paid in capital and such fees became part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2015, the following adjustments were made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
Osterweis Fund	$3,558,463	$(3,558,463)	$—
Osterweis Strategic Income Fund	(3,392)	3,392	—
Osterweis Strategic Investment Fund	369,888	(369,888)	—
Osterweis Institutional Equity Fund	168,416	(168,416)	—

These differences primarily relate to foreign currency and/or disposition of certain partnership investments.

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

K.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2014-11 will have on the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee. For Osterweis Fund and Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net assets over $2.5 billion. For Osterweis Institutional Equity Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the year ended March 31, 2015, Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund incurred $10,101,606, $47,275,984, $3,007,787 and $456,062, respectively, in advisory fees.

Osterweis Funds | Notes to Financial Statements at March 31, 2015

The Adviser has contractually agreed to limit expenses for Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratios of expenses to average net assets will not exceed 1.00%. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the year ended March 31, 2015, the Adviser waived $69,097 in fees in Osterweis Institutional Equity Fund. As of March 31, 2015, the remaining cumulative amount the Adviser may be reimbursed was $186,515.

The Adviser may recapture a portion of the above no later than the dates as stated below:

Date of Expiration	Amount
March 31, 2016	$51,616
March 31, 2017	65,802
March 31, 2018	69,097
Total	$186,515

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration and Chief Compliance Officer Services for the year ended March 31, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as each Fund’s custodian. Both the Distributor and Custodian are affiliates of the Administrator.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2015, are as follows:

	Purchases	Sales
Osterweis Fund	$325,462,263	$356,130,151
Osterweis Strategic Income Fund	3,469,501,564	3,629,737,896
Osterweis Strategic Investment Fund	172,826,997	123,819,869
Osterweis Institutional Equity Fund	21,342,582	37,092,353

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the year ended March 31, 2015 and the year ended March 31, 2014, were as follows:

	Ordinary Income
	March 31, 2015	March 31, 2014
Osterweis Fund	$16,508,732	$10,889,441
Osterweis Strategic Income Fund	365,732,330	219,504,646
Osterweis Strategic Investment Fund	8,568,746	6,954,691
Osterweis Institutional Equity Fund	663,896	1,113,637

Osterweis Funds | Notes to Financial Statements at March 31, 2015

	Long-Term Capital Gains*
	March 31, 2015	March 31, 2014
Osterweis Fund	$79,020,466	$73,291,032
Osterweis Strategic Income Fund	9,551,934	—
Osterweis Strategic Investment Fund	5,384,266	979,790
Osterweis Institutional Equity Fund	3,402,338	512,405

*	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b) (3).

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of investments	$765,084,038	$5,969,022,185	$294,585,897	$35,160,730
Gross tax unrealized appreciation	433,268,146	99,711,450	50,842,390	9,404,206
Gross tax unrealized depreciation	(30,597,749)	(168,227,010)	(9,109,882)	(1,054,100)
Net tax unrealized appreciation	402,670,397	(68,515,560)	41,732,508	8,350,106
Undistributed ordinary income	2,399,522	16,744,744	2,194,006	118,010
Undistributed long-term capital gain	43,724,179	—	1,926,549	5,468,419
Total distributable earnings	46,123,701	16,744,744	4,120,555	5,586,429
Other accumulated gain/(loss)	—	(91,215,839)	—	—
Total accumulated gain	$448,794,098	$(142,986,655)	$45,853,063	$13,936,535

For Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale deferrals.

Note 6 – Investments in Affiliates

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisers.  For the year ended March 31, 2015 the Funds had the following transactions with affiliated companies:

Osterweis Funds | Notes to Financial Statements at March 31, 2015

Osterweis Fund

As of March 31, 2015, the market value of all securities of affiliated issuers held in Osterweis Fund amounted to $86,392,965 representing 7.3% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Cone Midstream Partners L.P.	—	998,985	—	998,985	$—	$—	$17,392,329	$26,078,913
New Senior Investment
Group, Inc.	—	1,413,000	—	1,413,000	—	284,850	23,498,190	25,755,942
PHH Corp.	920,425	134,295	—	1,054,720	—	—	25,492,582	23,678,999
Stonegate Mortgage Corp.	577,690	20,305	—	597,995	—	—	6,470,306	10,014,241
VTTI Energy Partners L.P.	—	545,510	—	545,510	—	210,783	13,539,558	11,973,164
Total					$—	$495,633	$86,392,965	$97,501,259

Osterweis Strategic Investment Fund

As of March 31, 2015, the market value of all securities of affiliated issuers held in Osterweis Strategic Investment Fund amounted to $19,573,206 representing 5.8% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Cone Midstream Partners L.P.	—	225,280	—	225,280	$—	$—	$3,922,125	$5,684,456
New Senior Investment
Group, Inc.	—	356,137	—	356,137	—	59,522	5,922,558	6,360,513
PHH Corp.	153,890	26,400	—	180,290	—	—	4,357,609	4,108,818
Stonegate Mortgage Corp.	117,940		—	117,940	—	—	1,276,111	2,014,103
VTTI Energy Partners L.P.	—	164,980	—	164,980	—	69,668	4,094,803	3,665,720
Total					$—	$129,190	$19,573,206	$21,833,610

Osterweis Institutional Equity Fund

As of March 31, 2015, the market value of all securities of affiliated issuers held in Osterweis Institutional Equity Fund amounted to $4,020,165 representing 9.2% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Cone Midstream Partners L.P.	—	54,050	2,335	51,715	$(22,092)	$—	$900,358	$1,309,948
New Senior Investment
Group, Inc.	—	82,386	6,215	76,171	(6,838)	12,648	1,266,724	1,345,367
PHH Corp.	43,375	4,985	10,970	37,390	(108)	—	903,716	837,864
Stonegate Mortgage Corp.	27,645	12,300	3,575	36,370	(26,510)	—	393,523	578,993
VTTI Energy Partners L.P.	—	23,405	1,010	22,395	450	9,618	555,844	483,534
Total					$(55,098)	$22,266	$4,020,165	$4,555,706

Osterweis Funds | Notes to Financial Statements at March 31, 2015

Note 7 – Line of Credit

U.S. Bank N.A. has extended a line of credit in the amount of $12,000,000 to Osterweis Institutional Equity Fund (the “Fund”). This line of credit is to be used for temporary or extraordinary purposes, including the financing of redemption payments. During the year ended March 31, 2015, the Fund drew on the line of credit. For the year ended March 31, 2015, the average interest rate on the outstanding balance for the Fund was 3.25%. Interest expenses for the year ended March 31, 2015 is disclosed in the Statement of Operations.  Advances are not collateralized by a first lien against the Fund’s assets.  During the year ended March 31, 2015, the average daily balance for the Fund was $78,615.  The maximum amount outstanding during the year ended March 31, 2015 was $3,644,000.  There was no line of credit payable balance in the Fund at March 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2015, and for Osterweis Fund and Osterweis Strategic Income Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and for Osterweis Strategic Investment Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period August 31, 2010 (commencement of operations) to March 31, 2011, and for Osterweis Institutional Equity Fund, the related statements of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 31, 2012 (commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund as of March 31, 2015, and the results of their operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2015 (Unaudited)

As a shareholder of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 – March 31, 2015).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example includes, but is not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2015 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	October 1, 2014	March 31, 2015	During the Period*
Osterweis Fund
Actual	$1,000.00	$1,062.50	$5.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.04	$4.94

Osterweis Strategic Income Fund
Actual	$1,000.00	$1,009.30	$4.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.79	$4.18

Osterweis Strategic Investment Fund
Actual	$1,000.00	$1,041.70	$5.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.30	$5.69

Osterweis Institutional Equity Fund
Actual	$1,000.00	$1,062.90	$5.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

*
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratios for Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund were 0.98%, 0.83%, 1.13% and 1.00%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the Funds’ current fiscal year.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

	Positions with the Trust(1)	Term of Office and Length of Time Served		Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years

Name, Address and Age			Principal Occupation During Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	4	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Funds, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset
Fund Services, LLC			Management (investment advisor and manager)
2020 E. Financial Way			and formerly, President, Value Line, Inc.
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	4	The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation; The
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller		Univ. of Virginia
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);		Law School Fdn.
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	4	Interested
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Trustee, Direxion
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund		Funds.
Fund Services, LLC		2011.	Services, LLC 1997-2013.
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly President and Founder, National Investor	4	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Osterweis Funds | Trustees and Executive Officers (Unaudited)

		Term of Office and Length of Time Served		Number of Portfolios in Fund Complex(2) Overseen by Trustees
Other Directorships Held During Past Five Years

Positions with the Trust(1)
Name, Address and Age			Principal Occupation During Past Five Years

Independent Trustees of the Trust

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	4	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, The
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Managers Funds;
Fund Services, LLC					Trustee,
2020 E. Financial Way					Managers AMG
Suite 100					Funds, Aston
Glendora, CA 91741					Funds; Advisory
Board Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC
2020 E. Financial Way	Secretary	Indefinite
Suite 100		Term; Since
Glendora, CA 91741		February 2008.

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice President, U.S. Bancorp Fund	Not	Not
(born 1975)		Term; Since	Services, LLC, since April 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term: Since	(and other positions) U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	Services, LLC since August 2004.
Fund Services, LLC
615 East Michigan St.	Anti-Money	Indefinite
Milwaukee, WI 53202	Laundering	Term: Since
	Officer	July 2011.

	Vice	Indefinite
	President	Term: Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	92.07%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	25.95%
Osterweis Institutional Equity Fund	77.96%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2015 was as follows:

Osterweis Fund	57.64%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	16.38%
Osterweis Institutional Equity Fund	57.17%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Osterweis Fund	3.07%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	10.10%
Osterweis Institutional Equity Fund	6.57%

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds’ shareholders and in the quarterly holdings report on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, these reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524

OWRPANNU - 0315

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$24,000	$23,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$24,000	$23,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$21,500	$21,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Osterweis Institutional Equity Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Institutional Equity

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     June 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     June 1, 2015

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     June 1, 2015

* Print the name and title of each signing officer under his or her signature.